Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF MASSACHUSETTS

In re:	Case No.	10-23355 (FJB)
Molecular Insight Pharmaceuticals, Inc.	Reporting Period	12/10/2010 - 12/31/2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Monthly Reporting Questionnaire	MOR-1	Yes

Schedule of Cash Receipts and Disbursements	MOR-2	Yes

Copies of Debtor’s Bank Reconciliations		Yes

Copies of Debtor’s Bank Statements		Yes

Copies of Cash Disbursements Journals		Yes

Statement of Operations	MOR-3	Yes

Balance Sheet	MOR-4	Yes

Schedule of Post-Petition Liabilities	MOR-5	Yes

Copies of IRS Form 6123 or payment receipt		No	Yes**

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ MARK A. ATTARIAN	2011.01.20
Signature of Authorized Individual*	Date

MARK A. ATTARIAN	CFO & EVP
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

**	ADP submits our payroll tax payments, we do not receive a Form 6123.

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?		X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all post petition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.*	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

*	These copies have already been provided.

MOR-1

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

SCHEDULE OF RECEIPTS AND DISBURSEMENTS (Unrestricted Cash)

	Citibank Operating	Citibank Money Market	Smith Barney Money Market	Bank of New York	TOTAL

CASH - BEGINNING OF MONTH (12/9/2010)	1,731,360	686,718	12,501,604	1,631	14,921,313

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
Refund of credit balance from vendor	51,765				51,765
Interest income		275	145		420
TRANSFERS (FROM DIP ACCOUNTS)					0

TOTAL RECEIPTS	51,765	275	145	0	52,186

DISBURSEMENTS
NET PAYROLL	268,836				268,836
PAYROLL TAXES	232,806				232,806
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
MANUFACTURING COSTS	2,321				2,321
CLINICAL COSTS	500				500
SECURED/RENTAL/LEASES					0
INSURANCE					0
GENERAL & ADMINISTRATIVE	144,801				144,801
SELLING					0
OTHER (ATTACH LIST)					0
TRANSFERS (TO DIP ACCOUNTS)					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	649,264	0	0	0	649,264

INTRACOMPANY BANK TRANSFERS	13,190,098	(686,718)	(12,501,749)	(1,631)	0

NET CASH FLOW	12,592,599	(686,443)	(12,501,604)	(1,631)	(597,079)

CASH - END OF MONTH	$14,323,959	$275	$0	$0	$14,324,234

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS					649,264

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES					649,264

Note: The $275 balance in the Citibank Money Market was for December interest before the account was closed.

MOR-2

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

STATEMENT OF OPERATIONS

(Income Statement)

		Cumulative
	Month	Filing to Date

Grant Revenue	$144,560	$144,560

Operating Expenses
Payroll	336,298	336,298
Payroll Taxes	(1,916)	(1,916)
Employee Benefits Programs	55,144	55,144
Insider Compensation	21,000	21,000
Temporary Labor	24,629	24,629
Out Svcs - Accounting Fees	50,417	50,417
Out Svcs - IT	1,272	1,272
Out Svcs - ADP Fees	1,066	1,066
Out Svcs - Other	30,037	30,037
Investor Relations	9,427	9,427
Lab Materials - Off Supplies	5,287	5,287
Sponsored Research	9,000	9,000
Legal - Corporate	7,097	7,097
Legal - Patent	42,968	42,968
Consultants	138,377	138,377
SAB-BOD Costs	17,700	17,700
License - Milestone Costs	4,808	4,808
Manufacturing Costs - Development & Clinical	9,227	9,227
Dues & Subscriptions	3,101	3,101
Travel & Entertainment	3,250	3,250
Business Ins. - D&O	131,364	131,364
Business Ins - Commercial Pkg.	5,716	5,716
Business Ins - Clin Trial Ins	5,525	5,525
Postage & Courier	550	550
Waste Disposal & Reg Fees	1,254	1,254
Rent & Related Expenses	33,611	33,611
Utilities - Electric & Com	13,236	13,236
Maint. & Repairs - Facility	426	426
Maintenance & Support - IT	24,307	24,307
Accretion Expense for Asset Retirement Obligation	1,630	1,630
Equipment Rentals	2,303	2,303
Stock Based Compensation	91,549	91,549
Clinical Trial Expense	319,659	319,659

Operating Expenses before Depreciation	1,399,318	1,399,318

Depreciation	53,173	53,173

Net Loss before Other Income & Expense	(1,307,930)	(1,307,930)

Other Income and Expense
Other Income (attach schedule)
Interest Income	421	421
Other Expense (attach schedule)

Net Loss Before Reorganization Items	(1,307,510)	(1,307,510)

Reorganization Items
Restructuring Costs & Professional Fees	18,126	18,126
U.S. Trustee Quarterly Fee	4,875	4,875
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Expenses	23,001	23,001

Income Taxes

Net Loss	($1,330,511)	($1,330,511)

MOR-3

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$14,324,234	$14,921,313
Restricted Cash and Cash Equivalents	520,995	520,995
Accounts Receivable (Net)	348,816	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,265,139	1,720,015
Professional Retainers	1,960,119	1,990,119
Employee Advances	21,550	21,550
Deposits	1,084,177	1,071,082

TOTAL CURRENT ASSETS	19,525,030	20,449,329

PROPERTY & EQUIPMENT
Lab & Equipment	3,452,319	3,425,980
Furniture & Fixtures	328,467	328,467
Leasehold Improvements	838,407	838,407
Construction-In-Process	3,492,016	3,518,355
Less Accumulated Depreciation	(3,828,909)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,282,300	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014

TOTAL ASSETS	$26,953,344	$27,930,817

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	90,736	834,101
Accrued Expenses	1,837,668	1,729,379
Accrued Clinical Expense	2,346,390	2,198,736
Vacation Payable	145,103	314,884
Employee FSA Medical	2,928	1,582
Employee FSA Dependent Care	2,510	2,070
Accrued Purchases	13,264	12,376
Accrued Audit Fees	546,559	487,270
Deferred Revenue	25,000	25,000
Refundable Credits	354,400	354,400
Asset Retirement Obligation	313,745	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders	21,000

TOTAL POST-PETITION LIABILITIES	5,699,303	6,271,913

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	834,101	0
Bonds Payable	150,000,000	150,000,000
Accrued Severance	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	194,814,506	193,980,405

TOTAL LIABILITIES OWNERS’ EQUITY
Common Stock	252,683	252,683
Additional Paid in Capital	183,939,005	183,847,458
Accumulated Deficit - Pre-Petition	(356,421,642)	(356,421,642)
Accumulated Deficit - Post-Petition	(1,330,511)

NET OWNERS’ EQUITY	(173,560,465)	(172,321,501)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$26,953,344	$27,930,817

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

MOR-4

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

	Beginning Balance	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Post-Petition Taxes

FEDERAL
Income Tax Witholding	—	174,682.46	174,029.87	Various	EFT	652.59
FICA- Employee	—	16,434.05	15,914.76	Various	EFT	519.29
FICA- Employer	—	16,434.06	15,914.82	Various	EFT	519.24
Unemployment	—	—	—			—
Income	—	—	—			—
Other- Cobra Premium Assistance	—	(15,953.89)	(15,953.89)	Various	EFT	—

Total Federal Taxes	—	191,596.68	189,905.56			1,691.12
STATE and LOCAL
Income Tax Witholding	—	38,153.62	37,448.63	Various	EFT	704.99
Sales	—					—
Excise	—					—
Real Property	—					—
Personal Property	—					—
Other	—					—

Total State and Local Taxes	—	38,153.62	37,448.63			704.99
Withholding for Employee Healthcare	—	9,185.91	9,185.91	11/23/2010	23809	—
Premiums, Pensions & Other Benefits	3,904.92	58,129.27	56,674.48			5,359.71

Total Taxes		297,065.48	293,214.58			7,755.82

SUMMARY OF UNPAID POST-PETITION DEBTS	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	90,674	62				90,736
Wages Payable	153,987					153,987
Taxes Payable	7,756					7,756
Rent/ Lease Payable- Building	—					—
Rent/ Lease Payable- Equipment	—					—
Secured Debt/ Adequate Protection Payments						—
Professional Fees	—					—
Amounts Due Insiders	21,000					21,000
Accrued Clinical Expenses	2,346,390					2,346,390
Accrued Expenses	1,826,466					1,826,466
Other (Deferred Revenue)	25,000					25,000
Other (Refundable Credits)	354,400					354,400
Other (Asset Retirement Obligation)	313,745					313,745
Other (Accrued Audit Fees and Purchases)	559,823					559,823

Total Post-petition Debts	5,699,241	62	—	—	—	5,699,303

MOR-5

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	AMOUNT

Total Accounts Receivable at the beginning of the period	$240,072.21
+ Amounts Billed during the period	144,560.18
- Amounts collected during the period	—

Total Accounts Receivable at the end of the period	$384,632.39

ACCOUNTS RECEIVABLE AGING	AMOUNT
0 - 30 days old	$144,560.18
31 - 60 days old	182,025.47
61 - 90 days old	—
91+ days old	58,046.74

Total Accounts Receivable	$384,632.39
Amount considered uncollectible	35,816.20

Accounts Receivable (Net)	$348,816.19

MOR-6